Exhibit 99.2

FINANCIAL SUPPLEMENT As of June 30, 2013

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:

Aspen Insurance Holdings Limited

Kerry Calaiaro, Senior Vice President,
Investor Relations

T: +1 646-502-1076

email: kerry.calaiaro@aspen.co

AHL: NYSE

ASPEN INSURANCE HOLDINGS LIMITED

ASPEN INSURANCE HOLDINGS LIMITED

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal years ended December 31, 2012 and December 31, 2011. Unless otherwise noted, all data is in U.S. dollars millions, except for per share amounts, percentages and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized capital gains or losses, including net realized and unrealized gains and losses on interest rate swaps, after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses on foreign exchange contracts and issue costs associated with equity instruments that were redeemed.

Aspen excludes these items from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 24 for a reconciliation of operating income to net income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Annualized operating return on average equity is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders’ equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 24 for a reconciliation of operating income to net income and page 8 for a reconciliation of average ordinary shareholders’ equity to average shareholders’ equity.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 24 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (is not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 23.

Growth in diluted book value per ordinary share (“Adjusted BVPS”) (is not a non-GAAP financial measure): The growth in Adjusted BVPS is defined as the annual change in diluted book value per share after adding back dividends paid to ordinary shareholders during the year.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

ASPEN INSURANCE HOLDINGS LIMITED

Financial Highlights

	Three Months Ended June 30,			Six Months Ended June 30,
(in US$ millions except for percentages, share and per share amounts)	2013	2012	Change	2013	2012	Change

Gross written premium	$687.3	$666.6	3.1%	$1,460.7	$1,448.7	0.8%
Net written premium	$612.7	$581.9	5.3%	$1,209.7	$1,215.4	(0.5%)
Net earned premium	$544.0	$513.4	6.0%	$1,054.9	$1,008.8	4.6%
Net income after tax	$40.1	$84.6	(52.6%)	$131.9	$163.3	(19.2%)
Operating income after tax	$52.2	$105.8	(50.7%)	$137.9	$176.3	(21.8%)
Net investment income	$45.9	$52.8	(13.1%)	$94.2	$105.2	(10.5%)
Underwriting income	$15.7	$65.8	(76.1%)	$66.7	$96.3	(30.7%)

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.38	$1.07	(64.5%)	$1.60	$2.10	(23.8%)
Operating income adjusted for preference share dividend	$0.67	$1.36	(50.7%)	$1.80	$2.28	(21.7%)
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.36	$1.03	(65.0%)	$1.52	$2.02	(25.0%)
Operating income adjusted for preference share dividend	$0.63	$1.32	(52.3%)	$1.70	$2.20	(22.7%)
Weighted average number of ordinary shares outstanding (in millions of shares)	66.191	71.304	(7.2%)	67.601	71.124	(5.0%)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	69.291	73.846	(6.2%)	71.087	73.844	(3.7%)
Book value per ordinary share	$39.99	$41.41	(3.4%)	$39.99	$41.41	(3.4%)
Diluted book value per ordinary share	$38.87	$40.01	(2.8%)	$38.87	$40.01	(2.8%)
Ordinary shares outstanding at June 30, 2013 and June 30, 2012 (in millions of shares)	67.003	70.687
Diluted ordinary shares outstanding at June 30, 2013 and June 30, 2012 (in millions of shares)	68.934	73.161

Underwriting Ratios
Loss ratio	61.3%	51.1%		57.1%	54.1%
Policy acquisition expense ratio	19.7%	19.9%		20.1%	19.6%
General, administrative and corporate expense ratio	16.1%	16.3%		16.5%	16.7%
Expense ratio	35.8%	36.2%		36.6%	36.3%
Combined ratio	97.1%	87.3%		93.7%	90.4%

Return On Equity
Average equity (1)	$2,795.9	$2,849.4		$2,853.6	$2,837.1
Return on average equity
Net income adjusted for preference share dividend	1.1%	2.7%		4.0%	5.3%
Operating income adjusted for preference share dividend	1.6%	3.4%		4.3%	5.7%
Annualized return on average equity
Net income	4.4%	10.8%		8.0%	10.6%
Operating income	6.4%	13.6%		8.6%	11.4%

See pages 8 and 24 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) Average equity excludes preference shares.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Operations - Quarterly Results

(in US$ millions except for percentages and per share amounts)	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
UNDERWRITING REVENUES
Gross written premiums	$687.3	$773.4	$576.2	$558.4	$666.6	$782.1
Premiums ceded	(74.6)	(176.4)	(51.8)	(51.3)	(84.7)	(148.6)

Net written premiums	612.7	597.0	524.4	507.1	581.9	633.5
Change in unearned premiums	(68.7)	(86.1)	34.1	9.1	(68.5)	(138.1)

Net earned premiums	544.0	510.9	558.5	516.2	513.4	495.4

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	333.4	268.7	437.4	255.0	262.1	284.0
Policy acquisition expenses	107.2	104.6	80.0	103.1	102.0	96.1
General, administrative and corporate expenses	87.7	86.6	86.1	90.7	83.5	84.8

Total underwriting expenses	528.3	459.9	603.5	448.8	447.6	464.9

Underwriting income/(loss) including corporate expenses	15.7	51.0	(45.0)	67.4	65.8	30.5

OTHER OPERATING REVENUE AND EXPENSES
Net investment income	45.9	48.3	51.1	48.6	52.8	52.4
Interest expense	(7.8)	(7.7)	(7.7)	(7.8)	(7.7)	(7.7)
Other income/(expense)	0.9	0.5	(6.2)	4.5	2.9	(0.3)

Total other operating revenue	39.0	41.1	37.2	45.3	48.0	44.4

OPERATING INCOME/(LOSS) BEFORE TAX	54.7	92.1	(7.8)	112.7	113.8	74.9
Net realized and unrealized exchange (losses)/gains (1)	(13.8)	(10.2)	(0.4)	7.7	(13.0)	3.7
Net realized and unrealized investment gains/(losses) (2)	0.2	15.8	5.6	2.7	(10.0)	5.5

INCOME/(LOSS) BEFORE TAX	41.1	97.7	(2.6)	123.1	90.8	84.1
Income tax (expense)/recovery	(1.0)	(5.9)	4.6	(8.0)	(6.2)	(5.4)

NET INCOME AFTER TAX	40.1	91.8	2.0	115.1	84.6	78.7
Dividends paid on ordinary shares	(11.9)	(11.9)	(12.0)	(12.2)	(12.2)	(10.6)
Dividends paid on preference shares	(8.0)	(8.6)	(8.5)	(8.6)	(8.3)	(5.7)
Dividends paid to non-controlling interest	-	-	-	(0.1)	-	-
Change in redemption value of the PIERS (3)	(7.1)	-	-	-	-	-
Proportion due to non-controlling interest	-	-	(0.1)	-	0.2	0.1

Retained income/(loss)	$13.1	$71.3	$(18.6)	$94.2	$64.3	$62.5

Components of net income/(loss) after tax
Operating income/(loss)	$52.2	$85.7	$(2.9)	$106.5	$105.8	$70.5
Net realized and unrealized exchange (losses)/gains after tax (1)	(12.0)	(9.5)	(0.4)	6.1	(10.9)	3.0
Net realized and unrealized investment (losses)/gains after tax (2)	(0.1)	15.6	5.3	2.5	(10.3)	5.2

NET INCOME/(LOSS) AFTER TAX	$40.1	$91.8	$2.0	$115.1	$84.6	$78.7

Loss ratio	61.3%	52.6%	78.3%	49.4%	51.1%	57.3%
Policy acquisition expense ratio	19.7%	20.5%	14.3%	20.0%	19.9%	19.4%
General, administrative and corporate expense ratio	16.1%	17.0%	15.4%	17.6%	16.3%	17.1%
Expense ratio	35.8%	37.5%	29.7%	37.6%	36.2%	36.5%
Combined ratio	97.1%	90.1%	108.0%	87.0%	87.3%	93.8%

Basic earnings/(losses) per share (4)	$0.38	$1.21	$(0.09)	$1.50	$1.07	$1.03
Diluted earnings/(losses) per share (4)	$0.36	$1.15	$(0.09)	$1.45	$1.03	$0.99
Annualized return on average equity
Net income/(loss)	4.4%	11.6%	(0.8%)	14.4%	10.8%	10.4%
Operating income/(loss)	6.4%	10.8%	(1.6%)	13.2%	13.6%	9.2%

See pages 8 and 24 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(3) Preferred Income Equity Redemption Securities (“PIERS”).

(4) Adjusted for preference share dividends.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Operations - Year To Date Results

	Six Months Ended June 30,
(in US$ millions except for percentages)	2013	2012	2011
UNDERWRITING REVENUES
Gross written premiums	$1,460.7	$1,448.7	$1,253.5
Premiums ceded	(251.0)	(233.3)	(218.2)

Net written premiums	1,209.7	1,215.4	1,035.3
Change in unearned premiums	(154.8)	(206.6)	(123.1)

Net earned premiums	1,054.9	1,008.8	912.2

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	602.1	546.1	855.3
Policy acquisition expenses	211.8	198.1	168.1
General, administrative and corporate expenses (1)	174.3	168.3	133.2

Total underwriting expenses	988.2	912.5	1,156.6

Underwriting income/(loss) including corporate expenses	66.7	96.3	(244.4)

OTHER OPERATING REVENUE AND EXPENSES
Net investment income	94.2	105.2	114.1
Interest expense	(15.5)	(15.4)	(15.4)
Other income/(expense)	1.4	2.6	(1.3)

Total other operating revenue	80.1	92.4	97.4

OPERATING INCOME/(LOSS) BEFORE TAX	146.8	188.7	(147.0)

Net realized and unrealized exchange (losses) (2)	(24.0)	(9.3)	(4.8)
Net realized and unrealized investment gains/(losses) (3)	16.0	(4.5)	(7.2)

INCOME/(LOSS) BEFORE TAX	138.8	174.9	(159.0)
Income tax (expense)/recovery	(6.9)	(11.6)	15.3

NET INCOME/(LOSS) AFTER TAX	131.9	163.3	(143.7)
Dividends paid on ordinary shares	(23.8)	(22.8)	(21.2)
Dividends paid on preference shares	(16.6)	(14.0)	(11.4)
Change in redemption value of the PIERS (4)	(7.1)	-	-
Proportion due to non-controlling interest	-	0.3	0.4

Retained income/(loss)	$84.4	$126.8	$(175.9)

Components of net income/(loss) after tax
Operating income/(loss)	$137.9	$176.3	$(130.9)
Net realized and unrealized exchange (losses) after tax (2)	(21.5)	(7.9)	(3.0)
Net realized and unrealized investment gains/(losses) after tax (3)	15.5	(5.1)	(9.8)

NET INCOME/(LOSS) AFTER TAX	$131.9	$163.3	$(143.7)

Loss ratio	57.1%	54.1%	93.8%
Policy acquisition expense ratio	20.1%	19.6%	18.4%
General, administrative and corporate expense ratio (1)	16.5%	16.7%	14.6%
Expense ratio	36.6%	36.3%	33.0%
Combined ratio	93.7%	90.4%	126.8%

See pages 8 and 24 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(4) Preferred Income Equity Redemption Securities.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Balance Sheets

(in US$ millions except for per share amounts)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
ASSETS
Investments
Fixed income maturities	$6,046.4	$5,961.9	$6,013.4	$5,983.1	$5,791.2	$5,842.1	$5,820.2
Equity securities	413.1	414.1	200.1	197.1	187.4	188.1	179.5
Other investments	44.9	45.0	45.0	34.8	33.1	33.1	33.1
Short-term investments	242.3	353.1	433.9	505.3	503.6	433.8	302.3

Total investments	6,746.7	6,774.1	6,692.4	6,720.3	6,515.3	6,497.1	6,335.1

Cash and cash equivalents	1,188.9	1,212.7	1,463.6	1,374.2	1,309.0	1,173.3	1,239.1
Reinsurance recoverables
Unpaid losses	472.3	479.2	499.0	461.6	457.4	455.4	426.6
Ceded unearned premiums	226.0	217.4	122.6	151.3	190.8	175.3	87.8
Receivables
Underwriting premiums	1,197.6	1,149.7	1,057.5	993.4	1,063.3	1,061.2	894.4
Other	71.8	66.0	68.5	76.4	75.1	70.2	69.7
Funds withheld	81.5	85.0	84.3	79.5	91.0	86.9	90.7
Deferred policy acquisition costs (1)	264.4	238.5	223.0	232.0	233.2	215.3	184.5
Derivatives at fair value	2.0	2.0	2.0	5.8	3.3	0.9	1.3
Receivable for securities sold	5.8	20.7	0.2	14.6	9.5	2.0	1.1
Office properties and equipment	57.2	55.2	57.9	59.1	56.9	58.5	53.9
Income tax receivable	-	-	2.4	12.3	15.7	20.3	19.5
Other assets	20.9	17.0	18.2	38.1	39.3	31.1	36.8
Intangible assets	18.7	18.8	19.0	19.2	19.5	19.7	20.0

Total assets	$10,353.8	$10,336.3	$10,310.6	$10,237.8	$10,079.3	$9,867.2	$9,460.5

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,734.9	$4,683.8	$4,779.7	$4,639.6	$4,556.4	$4,585.7	$4,525.2
Unearned premiums	1,375.3	1,295.7	1,120.8	1,184.0	1,223.8	1,146.3	916.1

Total insurance reserves	6,110.2	5,979.5	5,900.5	5,823.6	5,780.2	5,732.0	5,441.3

Payables
Reinsurance premiums	224.8	209.7	154.1	71.1	109.5	192.2	155.8
Taxation	16.4	14.7	11.8	23.7	22.5	22.9	18.5
Accrued expenses and other payables	258.7	285.6	249.3	261.4	230.3	208.9	187.8
Liabilities under derivative contracts	9.6	8.0	7.4	4.7	2.7	1.3	2.1

Total payables	509.5	518.0	422.6	360.9	365.0	425.3	364.2

Long-term debt	499.2	499.2	499.1	499.1	499.0	499.0	499.0

Total liabilities	7,118.9	6,996.7	6,822.2	6,683.6	6,644.2	6,656.3	6,304.5

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	0.2	0.2	0.2	(0.1)	0.1	0.3	0.4
Preference shares	-	-	-	-	-	-	-
Additional paid-in capital	1,346.7	1,318.2	1,516.7	1,521.9	1,523.2	1,390.8	1,385.0
Retained earnings (1)	1,628.4	1,615.3	1,544.0	1,562.6	1,468.4	1,404.1	1,341.6
Accumulated other comprehensive income, net of taxes	259.5	405.8	427.4	469.7	443.3	415.6	428.9

Total shareholders’ equity	3,234.9	3,339.6	3,488.4	3,554.2	3,435.1	3,210.9	3,156.0

Total liabilities and shareholders’ equity	$10,353.8	$10,336.3	$10,310.6	$10,237.8	$10,079.3	$9,867.2	$9,460.5

Book value per ordinary share	$39.99	$43.14	$42.12	$42.90	$41.41	$39.96	$39.66
Book value per diluted ordinary share	$38.87	$40.68	$40.65	$41.53	$40.01	$38.58	$38.21

See pages 8 and 24 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED

Earnings Per Share and Book Value Per Share

	Three Months Ended		Six Months Ended
(in US$ except for number of shares)	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.38	$1.07	$1.60	$2.10
Operating income adjusted for preference share dividend	$0.67	$1.36	$1.80	$2.28
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.36	$1.03	$1.52	$2.02
Operating income adjusted for preference share dividend	$0.63	$1.32	$1.70	$2.20

Weighted average number of ordinary shares outstanding (in millions)	66.191	71.304	67.601	71.124
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	69.291	73.846	71.087	73.844

Book value per ordinary share	$39.99	$41.41	$39.99	$41.41
Diluted book value per ordinary share	$38.87	$40.01	$38.87	$40.01

Ordinary shares outstanding at end of the period (in millions)	67.003	70.687	67.003	70.687
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	68.934	73.161	68.934	73.161

See pages 8 and 24 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED

Return On Average Equity

	Three Months Ended		Six Months Ended
(in US$ millions except for percentages)	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Average shareholders’ equity	$3,339.6	$3,323.0	$3,382.1	$3,259.3
Average preference shares	(543.7)	(473.6)	(528.5)	(422.2)

Average ordinary shareholders’ equity	$2,795.9	$2,849.4	$2,853.6	$2,837.1

Return on average equity:
Net income adjusted for preference share dividend	1.1%	2.7%	4.0%	5.3%
Operating income adjusted for preference share dividend	1.6%	3.4%	4.3%	5.7%

Annualized return on average equity:
Net income	4.4%	10.8%	8.0%	10.6%
Operating income	6.4%	13.6%	8.6%	11.4%

Components of return on average equity:

Return on average equity from underwriting activity (1)	0.6%	2.3%	2.3%	3.4%
Return on average equity from investment and other activity (2)	1.1%	1.4%	2.2%	2.8%
Pre-tax operating income return on average equity	1.7%	3.7%	4.6%	6.2%
Post-tax operating income return on average equity (3)	1.6%	3.4%	4.3%	5.7%

See page 24 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) Calculated by using underwriting income.

(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends.

(3) Calculated by using operating income after-tax adjusted for preference share dividends.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Underwriting Results by Operating Segment

	Three Months Ended June 30, 2013			Three Months Ended June 30, 2012
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$298.6	$388.7	$687.3	$299.8	$366.8	$666.6
Net written premiums	288.6	324.1	612.7	276.8	305.1	581.9
Gross earned premiums	288.4	331.3	619.7	300.8	279.9	580.7
Net earned premiums	275.8	268.2	544.0	282.0	231.4	513.4
Losses and loss adjustment expenses	158.4	175.0	333.4	133.7	128.4	262.1
Policy acquisition expenses	56.6	50.6	107.2	59.3	42.7	102.0
General and administrative expenses	30.4	42.1	72.5	30.0	42.1	72.1

Underwriting income	$30.4	$0.5	$30.9	$59.0	$18.2	$77.2

Net investment income			45.9			52.8
Net realized and unrealized investment gains/(losses) (1)			0.2			(10.0)
Corporate expenses			(15.2)			(11.4)
Other income			0.9			2.9
Interest expense			(7.8)			(7.7)
Net realized and unrealized foreign exchange (losses) (2)			(13.8)			(13.0)

Income before income tax expense			$41.1			$90.8
Income tax expense			(1.0)			(6.2)

Net income			$40.1			$84.6

Ratios
Loss ratio	57.4%	65.2%	61.3%	47.4%	55.5%	51.1%
Policy acquisition expense ratio	20.5%	18.9%	19.7%	21.0%	18.5%	19.9%
General and administrative expense ratio (3)	11.0%	15.7%	16.1%	10.6%	18.2%	16.3%
Expense ratio	31.5%	34.6%	35.8%	31.6%	36.7%	36.2%
Combined ratio	88.9%	99.8%	97.1%	79.0%	92.2%	87.3%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Underwriting Results by Operating Segment

	Six Months Ended June 30, 2013			Six Months Ended June 30, 2012
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$738.2	$722.5	$1,460.7	$774.0	$674.7	$1,448.7
Net written premiums	689.1	520.6	1,209.7	706.3	509.1	1,215.4
Gross earned premiums	560.3	644.2	1,204.5	591.0	546.8	1,137.8
Net earned premiums	532.5	522.4	1,054.9	553.0	455.8	1,008.8
Losses and loss adjustment expenses	272.7	329.4	602.1	269.3	276.8	546.1
Policy acquisition expenses	111.9	99.9	211.8	111.1	87.0	198.1
General and administrative expenses	62.6	84.5	147.1	59.0	83.5	142.5

Underwriting income	$85.3	$8.6	$93.9	$113.6	$8.5	$122.1

Net investment income			94.2			105.2
Net realized and unrealized investment gains/(losses) (1)			16.0			(4.5)
Corporate expenses			(27.2)			(25.8)
Other income			1.4			2.6
Interest expense			(15.5)			(15.4)
Net realized and unrealized foreign exchange (losses) (2)			(24.0)			(9.3)

Income before income tax expense			$138.8			$174.9
Income tax expense			(6.9)			(11.6)

Net income			$131.9			$163.3

Ratios
Loss ratio	51.2%	63.1%	57.1%	48.7%	60.7%	54.1%
Policy acquisition expense ratio	21.0%	19.1%	20.1%	20.1%	19.1%	19.6%
General and administrative expense ratio (3)	11.8%	16.2%	16.5%	10.7%	18.3%	16.7%
Expense ratio	32.8%	35.3%	36.6%	30.8%	37.4%	36.3%
Combined ratio	84.0%	98.4%	93.7%	79.5%	98.1%	90.4%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3 The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED

Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012

Gross written premiums	$298.6	$439.6	$194.4	$259.5	$299.8	$474.2
Net written premiums	288.6	400.5	193.7	256.9	276.8	429.5
Gross earned premiums	288.4	271.9	317.2	299.8	300.8	290.2
Net earned premiums	275.8	256.7	299.8	279.6	282.0	271.0
Net losses and loss adjustment expenses	158.4	114.3	248.9	117.1	133.7	135.6
Policy acquisition expenses	56.6	55.3	41.0	55.7	59.3	51.8
General and administrative expenses	30.4	32.2	31.3	33.6	30.0	29.0

Underwriting income/(loss)	$30.4	$54.9	$(21.4)	$73.2	$59.0	$54.6

Ratios
Loss ratio	57.4%	44.5%	83.0%	41.9%	47.4%	50.0%
Policy acquisition expense ratio	20.5%	21.5%	13.7%	19.9%	21.0%	19.1%
General and administrative expense ratio	11.0%	12.5%	10.4%	12.0%	10.6%	10.7%
Expense ratio	31.5%	34.0%	24.1%	31.9%	31.6%	29.8%
Combined ratio	88.9%	78.5%	107.1%	73.8%	79.0%	79.8%

ASPEN INSURANCE HOLDINGS LIMITED

Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Gross written premiums	$388.7	$333.8	$381.8	$298.9	$366.8	$307.9
Net written premiums	324.1	196.5	330.7	250.2	305.1	204.0
Gross earned premiums	331.3	312.9	328.2	302.0	279.9	266.9
Net earned premiums	268.2	254.2	258.7	236.6	231.4	224.4
Net losses and loss adjustment expenses	175.0	154.4	188.5	137.9	128.4	148.4
Policy acquisition expenses	50.6	49.3	39.0	47.4	42.7	44.3
General and administrative expenses	42.1	42.4	41.9	42.8	42.1	41.4

Underwriting income/(loss)	$0.5	$8.1	$(10.7)	$8.5	$18.2	$(9.7)

Ratios
Loss ratio	65.2%	60.7%	72.9%	58.3%	55.5%	66.1%
Policy acquisition expense ratio	18.9%	19.4%	15.1%	20.0%	18.5%	19.7%
General and administrative expense ratio	15.7%	16.7%	16.2%	18.1%	18.2%	18.4%
Expense ratio	34.6%	36.1%	31.3%	38.1%	36.7%	38.1%
Combined ratio	99.8%	96.8%	104.2%	96.4%	92.2%	104.2%

ASPEN INSURANCE HOLDINGS LIMITED

Written and Earned Premiums by Segment and Line of Business

(in US$ millions)

Gross Written Premiums	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Reinsurance
Property Catastrophe Reinsurance	$83.2	$145.5	$23.8	$42.7	$91.9	$152.9
Other Property Reinsurance	91.0	79.5	61.3	92.6	81.0	78.5
Casualty Reinsurance	63.4	125.3	55.7	76.3	66.6	138.9
Specialty Reinsurance	61.0	89.3	53.6	47.9	60.3	103.9

Total Reinsurance	$298.6	$439.6	$194.4	$259.5	$299.8	$474.2

Insurance
Property Insurance	$74.0	$54.6	$53.7	$51.5	$82.1	$52.4
Casualty Insurance	63.9	43.7	61.3	49.9	53.0	28.6
Marine, Energy and Transportation Insurance	143.8	136.8	145.4	102.2	133.7	149.6
Financial and Professional Lines Insurance	68.1	65.8	89.8	63.8	68.3	49.7
Programs	38.9	32.9	31.6	31.5	29.7	27.6

Total Insurance	$388.7	$333.8	$381.8	$298.9	$366.8	$307.9

Total Gross Written Premiums	$687.3	$773.4	$576.2	$558.4	$666.6	$782.1

Net Written Premiums

Reinsurance
Property Catastrophe Reinsurance	$75.2	$124.0	$23.9	$43.7	$76.0	$123.5
Other Property Reinsurance	89.8	65.6	62.3	89.2	76.8	64.8
Casualty Reinsurance	62.6	123.1	53.9	76.1	66.5	137.3
Specialty Reinsurance	61.0	87.8	53.6	47.9	57.5	103.9

Total Reinsurance	$288.6	$400.5	$193.7	$256.9	$276.8	$429.5

Insurance
Property Insurance	$67.1	$16.3	$41.4	$37.9	$72.1	$21.0
Casualty Insurance	56.2	24.6	43.6	35.5	42.1	20.0
Marine, Energy and Transportation Insurance	102.7	126.4	142.2	93.1	103.4	140.7
Financial and Professional Lines Insurance	64.3	2.9	82.0	57.9	59.0	(3.1)
Programs	33.8	26.3	21.5	25.8	28.5	25.4

Total Insurance	$324.1	$196.5	$330.7	$250.2	$305.1	$204.0

Total Net Written Premiums	$612.7	$597.0	$524.4	$507.1	$581.9	$633.5

Net Earned Premiums

Reinsurance
Property Catastrophe Reinsurance	$65.1	$58.7	$83.3	$62.3	$60.8	$62.9
Other Property Reinsurance	79.1	71.0	68.0	72.7	68.2	68.2
Casualty Reinsurance	75.2	66.6	88.1	82.3	88.1	66.9
Specialty Reinsurance	56.4	60.4	60.4	62.3	64.9	73.0

Total Reinsurance	$275.8	$256.7	$299.8	$279.6	$282.0	$271.0

Insurance
Property Insurance	$44.1	$45.7	$42.8	$36.9	$38.4	$38.4
Casualty Insurance	40.7	34.6	32.5	29.6	29.9	26.3
Marine, Energy and Transportation Insurance	116.8	101.6	126.3	108.2	110.9	102.6
Financial and Professional Lines Insurance	45.9	51.0	47.0	45.4	39.9	51.5
Programs	20.7	21.3	10.1	16.5	12.3	5.6

Total Insurance	$268.2	$254.2	$258.7	$236.6	$231.4	$224.4

Total Net Earned Premiums	$544.0	$510.9	$558.5	$516.2	$513.4	$495.4

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Changes in Shareholders’ Equity

	Six Months Ended June 30,
(in US$ millions)	2013	2012
Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	-	-

Non-controlling interest
Beginning of period	0.2	0.4
Net (loss) for the period	-	(0.3)

End of period	0.2	0.1

Additional paid-in capital
Beginning of period	1,516.7	1,385.0
New shares issued	12.8	2.0
Ordinary shares repurchased	(240.1)	(26.8)
Preference shares issued	270.4	154.5
Preference shares repurchased and cancelled	(230.0)	-
Changes in redemption value of the PIERS (1)	7.1	-
Share-based compensation	9.8	8.5

End of period	1,346.7	1,523.2

Retained earnings
Beginning of period	1,544.0	1,341.6
Net income for the period	131.9	163.3
Dividends paid on ordinary and preference shares	(40.4)	(36.8)
Changes in redemption value of the PIERS (1)	(7.1)	-
Proportion due to non-controlling interest	-	0.3

End of period	1,628.4	1,468.4

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	112.7	124.2
Change for the period	(24.4)	(10.9)

End of period	88.3	113.3

Loss on derivatives:
Beginning of period	(0.5)	(0.7)
Reclassification to interest payable	0.2	0.1

End of period	(0.3)	(0.6)

Unrealized (depreciation)/appreciation on investments, net of taxes:
Beginning of period	315.2	305.4
Change for the period	(143.7)	25.2

End of period	171.5	330.6

Total accumulated other comprehensive income	259.5	443.3

Total shareholders’ equity	$3,234.9	$3,435.1

(1) Preferred Income Equity Redemption Securities.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Comprehensive Income

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2013	2012	2013	2012
Net income	$40.1	$84.6	$131.9	$163.3

Other comprehensive income/(loss), net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	(4.0)	1.2	(10.5)	0.3
Change in net unrealized gains and losses on available for sale securities held	(123.5)	35.8	(133.2)	24.9
Loss on derivatives reclassified to interest expense	0.1	0.1	0.2	0.1
Change in foreign currency translation adjustment	(18.9)	(9.4)	(24.4)	(10.9)

Other comprehensive (loss)/income	(146.3)	27.7	(167.9)	14.4

Comprehensive (loss)/income	$(106.2)	$112.3	$(36.0)	$177.7

ASPEN INSURANCE HOLDINGS LIMITED

Condensed Consolidated Statements of Cash Flows

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2013	2012	2013	2012
Net cash from operating activities	$144.7	$60.2	$248.2	$159.6
Net cash (used in) investing activities	(155.7)	(23.3)	(284.2)	(179.6)
Net cash (used in)/from financing activities	(2.6)	107.9	(227.3)	92.9
Effect of exchange rate movements on cash and cash equivalents	(10.2)	(9.1)	(11.4)	(3.0)

(Decrease)/increase in cash and cash equivalents	(23.8)	135.7	(274.7)	69.9
Cash at beginning of period	1,212.7	1,173.3	1,463.6	1,239.1

Cash at end of period	$1,188.9	$1,309.0	$1,188.9	$1,309.0

ASPEN INSURANCE HOLDINGS LIMITED

Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Six Months Ended June 30, 2013	For the Twelve Months Ended December 31, 2012
Provision for losses and loss adjustment expenses at the start of the period	$4,779.7	$4,525.2
Reinsurance recoverables	(499.0)	(426.6)

Net loss and loss adjustment expenses at the start of the period	4,280.7	4,098.6

Net loss and loss adjustment expenses disposed	(17.3)	(9.0)

Provision for losses and loss adjustment expenses for claims incurred
Current period	655.7	1,375.9
Prior period release	(53.6)	(137.4)

Total incurred	602.1	1,238.5

Losses and loss adjustment expenses payments for claims incurred	(526.6)	(1,080.0)

Foreign exchange (gains)/losses	(76.3)	32.6

Net loss and loss adjustment expenses reserves at the end of the period	4,262.6	4,280.7
Reinsurance recoverables on unpaid losses at the end of the period	472.3	499.0

Gross loss and loss adjustment expenses reserves at the end of the period	$4,734.9	$4,779.7

ASPEN INSURANCE HOLDINGS LIMITED

Reserves by Operating Segment

	As At June 30, 2013			As At December 31, 2012
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$2,868.0	$(152.1)	$2,715.9	$2,983.7	$(172.4)	$2,811.3
Insurance	1,866.9	(320.2)	1,546.7	1,796.0	(326.6)	1,469.4

Total losses and loss adjustment expense reserves	$4,734.9	$(472.3)	$4,262.6	$4,779.7	$(499.0)	$4,280.7

ASPEN INSURANCE HOLDINGS LIMITED

Prior Year Reserve Releases

(in US$ millions)	Three Months Ended June 30, 2013			Three Months Ended June 30, 2012
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$24.0	$0.1	$24.1	$12.6	$1.5	$14.1
Insurance	(9.3)	12.6	3.3	15.5	(1.0)	14.5

Release in reserves for prior years during the period	$14.7	$12.7	$27.4	$28.1	$0.5	$28.6

	Six Months Ended June 30, 2013			Six Months Ended June 30, 2012
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$44.1	$0.1	$44.2	$37.1	$5.1	$42.2
Insurance	(7.4)	16.8	9.4	18.8	4.5	23.3

Release in reserves for prior years during the period	$36.7	$16.9	$53.6	$55.9	$9.6	$65.5

ASPEN INSURANCE HOLDINGS LIMITED

Worldwide Natural Catastrophe Exposures: Major Peril Zones

Based on Shareholders’ equity of $3,234.9 million as at June 30, 2013. The estimates reflect Aspen’s own view of the modelled maximum losses ("PML’s") at the return periods shown which include input from various third party vendor models and our own proprietary adjustments to these models. Catastrophe loss experience may materially differ from the modelled PML’s due to limitations in one or more of the models or uncertainties in the application of policy terms and limits.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Investment Portfolio

(in US$ millions)

	Fair Market Value
Marketable Securities - Available For Sale	As At June 30, 2013	As At March 31, 2013	As At December 31, 2012	As At September 30, 2012	As At June 30, 2012

U.S. government securities	$1,118.4	$1,175.3	$1,126.3	$1,068.6	$975.7
U.S. agency securities	308.7	314.0	308.6	311.7	309.2
Municipal securities	33.1	38.0	39.7	39.9	39.9
Corporate securities	2,027.3	2,006.0	2,038.5	1,929.7	1,896.7
Foreign government securities	755.7	644.6	641.0	628.5	596.3
Asset-backed securities	86.8	74.5	53.8	63.8	62.0
FDIC Guaranteed	-	-	-	3.0	3.0
Bonds backed by foreign government	87.0	85.3	101.1	139.1	119.8
Mortgage-backed securities	1,125.6	1,155.4	1,248.3	1,363.5	1,384.8

Total fixed income maturities	5,542.6	5,493.1	5,557.3	5,547.8	5,387.4
Short-term investments	231.7	352.3	431.5	494.7	489.6
Equity securities	183.2	209.1	200.1	197.1	187.4

Total Available For Sale	$5,957.5	$6,054.5	$6,188.9	$6,239.6	$6,064.4

Marketable Securities - Trading

U.S. government securities	$39.0	$27.7	$9.4	$38.8	$38.8
U.S. agency securities	0.2	0.2	0.2	2.0	1.9
Municipal securities	0.6	2.8	2.9	2.9	2.9
Corporate securities	365.6	395.9	414.4	368.2	337.7
Foreign government securities	27.5	27.3	26.3	21.8	21.9
Mortgage-backed securities	-	-	-	0.3	-
Asset-backed securities	5.7	5.8	2.9	1.3	0.6
Bank loans	65.2	9.1	-	-	-

Total fixed income maturities	503.8	468.8	456.1	435.3	403.8
Short-term investments	10.6	0.8	2.4	10.6	14.0
Equity securities	229.9	205.0	-	-	-

Total Trading	$744.3	$674.6	$458.5	$445.9	$417.8

Other investments	$44.9	$45.0	$45.0	$34.8	$33.1

Cash	1,188.9	1,212.7	1,463.6	1,374.2	1,309.0
Accrued interest	48.3	45.0	47.7	49.7	48.8

Total Cash and Accrued Interest	$1,237.2	$1,257.7	$1,511.3	$1,423.9	$1,357.8

Total Cash and Investments	$7,983.9	$8,031.8	$8,203.7	$8,144.2	$7,873.1

ASPEN INSURANCE HOLDINGS LIMITED

Investment Analysis

(in US$ millions except for percentages and years)	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012

Net investment income from fixed income investments and cash	$42.0	$45.0	$49.8	$46.9	$51.0	$51.0
Net investment income from equity securities	3.9	3.3	1.3	1.7	1.8	1.4

Net investment income	45.9	48.3	51.1	48.6	52.8	52.4

Net realized and unrealized investment (losses)/gains excluding the interest rate swaps	(6.6)	15.2	5.7	12.9	2.2	9.0
Net realized investment gains/(losses) from the interest rate swaps	6.8	0.6	(0.1)	(8.1)	(11.3)	(3.5)
Other-than-temporary impairment charges	-	-	-	(2.1)	(0.9)	-

Net realized and unrealized investment gains/(losses)	0.2	15.8	5.6	2.7	(10.0)	5.5

Change in unrealized (losses)/gains on available for sale investments (gross of tax)	(138.4)	(17.5)	(37.9)	32.2	36.6	(11.7)

Total (loss)/return on investments	$(92.3)	$46.6	$18.8	$83.5	$79.4	$46.2

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact of the interest rate swaps)	2.71%	2.80%	2.88%	3.04%	3.19%	3.31%
Fixed income portfolio duration (excluding the impact of the interest rate swaps)	3.4 years	3.2 years	3.0 years	2.8 years	2.9 years	3.0 years

ASPEN INSURANCE HOLDINGS LIMITED

Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net assets	$3,234.9	$3,339.6	$3,488.4	$3,554.2	$3,435.1	$3,210.9
Less: Preference shares	(555.6)	(508.1)	(508.1)	(508.1)	(508.1)	(353.6)

Total	$2,679.3	$2,831.5	$2,980.3	$3,046.1	$2,927.0	$2,857.3

Ordinary shares outstanding (in millions)	67.003	65.634	70.754	71.012	70.687	71.496
Ordinary shares and dilutive potential ordinary shares (in millions)	68.934	69.611	73.312	73.341	73.161	74.064

Book value per ordinary share	$39.99	$43.14	$42.12	$42.90	$41.41	$39.96
Diluted book value per ordinary share	$38.87	$40.68	$40.65	$41.53	$40.01	$38.58

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

ASPEN INSURANCE HOLDINGS LIMITED

Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses and realized gains and losses in investments.

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
(in US$ millions except where stated)

Net income as reported	$40.1	$84.6	$131.9	$163.3
Changes in redemption value of the PIERS (1)	(7.1)	-	(7.1)	-
Preference share dividends	(8.0)	(8.3)	(16.6)	(14.0)

Net income available to ordinary shareholders	25.0	76.3	108.2	149.3

Add (deduct) after tax income:
Net foreign exchange losses	12.0	10.9	21.5	7.9
Net realized losses/(gains) on investments	0.1	10.3	(15.5)	5.1
Changes in redemption value of the PIERS (1)	7.1	-	7.1	-

Operating income after tax available to ordinary shareholders	44.2	97.5	121.3	162.3
Tax on operating income	2.5	8.0	8.9	12.4

Operating income before tax available to ordinary shareholders	$46.7	$105.5	$130.2	$174.7

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.38	$1.07	$1.60	$2.10
Add (deduct) after tax income:
Net foreign exchange losses	0.18	0.15	0.32	0.11
Net realized losses/(gains) on investments	-	0.14	(0.23)	0.07
Changes in redemption value of the PIERS (1)	0.11	-	0.11	-

Operating income adjusted for preference shares dividend	$0.67	$1.36	$1.80	$2.28

Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.36	$1.03	$1.52	$2.02
Add (deduct) after tax income:
Net foreign exchange losses	0.17	0.15	0.30	0.11
Net realized losses/(gains) on investments	-	0.14	(0.22)	0.07
Changes in redemption value of the PIERS (1)	0.10	-	0.10	-

Operating income adjusted for preference shares dividend	$0.63	$1.32	$1.70	$2.20

(1) Preferred Income Equity Redemption Securities